Exhibit 10.1

                             As of February 19, 2002


Ultralife Batteries, Inc.
2000 Technology Parkway
Newark, NY  14513

Ultralife Batteries (UK) Ltd.
18 Nuffield Way
Abingdon, Oxfordshire, OX 14
1TG England

         Re: Fourth Amendment to Financing Agreements ("Amendment")
             ------------------------------------------------------

Gentlemen:

      Reference is made to the Loan and Security Agreement dated June 15, 2000, as amended, between you and the undersigned (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

      Borrowers have requested that Lender agree to certain modifications to the Loan Agreement. Subject to the terms and conditions hereof, the Lender agrees with the Borrowers as follows:

      (1) Section 1.15 is amended to delete the first sentence thereof and to replace it with the following:

            "1.15 "Eligible Inventory" shall mean Inventory consisting of finished goods held for resale in the ordinary course of business of Parent, raw materials for such finished goods and Quasi-Finished Goods."

      (2) Section 1.35 is deleted in its entirety and replaced with the following:

            "1.35 "Maximum Credit" shall mean the amount of $15,000,000.00"

      (3) Section 1.41 is deleted in its entirety and replaced with the following:

            "1.41 "Quasi-Finished Goods" shall mean sub-assembled 9 volt (excluding labeling, packaging, cans, etc.), and fully assembled 5372 and 5368 batteries that are undergoing only final cure and testing, that satisfy the criteria for Eligible Inventory (other than the requirement of being only finished goods or raw materials) and that are otherwise acceptable to Lender."

      (4) Section 1.49 is deleted in its entirety and replaced with the following:


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Ultralife Batteries, Inc.
Ultralife Batteries (UK) Ltd.
As of February 19, 2001
Page 2

            "1.49 Intentionally Omitted."

      (5) Section 2.1(a)(ii) is deleted in its entirety and replaced with the following:

            "2.1(a)(ii) the lesser of: (A) the sum of (1) seventy (70%) percent of the Value of Eligible Inventory consisting of finished goods, plus (2) the lesser of seventy (70%) of the Value of Eligible Inventory consisting of Quasi-Finished Goods or $750,000, plus (3) thirty (30%) percent of the Value of Eligible Inventory consisting of raw materials or (B) $6,000,000.00, less"

      (6) Section 2.3 is deleted in its entirety and replaced with the following:

            "2.3 Term Loans. On the date of the Fourth Amendment, a Term Loan in the principal amount of $2,050,000.00 was outstanding to Parent and a Term Loan in the principal amount of $683,333.27 was outstanding to Ultralife (UK). Each Term Loan is (a) evidenced by a Term Promissory Note in the original principal amount borrowed, (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, the applicable Term Promissory Note and other Financing Agreements and (c) secured by all of the Collateral."

      (7) Section 9.15 of the Loan Agreement is deleted and replaced with the following:

            "9.15 Adjusted Net Worth. Borrowers shall, at all times, maintain an Adjusted Net Worth of not less than $33,500,000.00." If the Borrower takes an asset impairment write-down prior to June 30, 2002, then the Adjusted Net Worth shall not be less than: (a) $33,500,000.00 less (b) asset impairment write-down amount.

      (8) Parent has advised Lender that it may sell its 33% equity interest in Ultralife Taiwan, Inc. ("UTI") and has requested that Lender specify the conditions that Lender would place on its consent to such sale. Accordingly, Lender agrees that so long as no Event of Default or event or condition which with the passage of time or notice or both would constitute an Event of Default, has occurred and is continuing, Lender will consent to the sale by Borrower of its equity interest in UTI and release its security interest in such equity interest, subject to the receipt by Lender in immediately available funds of twenty (20%) percent of the total proceeds of such sale, which amount will be applied to establish an Availability Reserve equal to such amount.


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Ultralife Batteries, Inc.
Ultralife Batteries (UK) Ltd.
As of February 19, 2001
Page 3

      (9) In addition to and without in any way limiting or substituting for the Collateral granted by Borrowers to Lender pursuant to the Financing Agreements and under the amendments thereto, as security for the payment and performance of all Obligations and any and all other obligations of every type of Borrowers to Lenders, each Borrower hereby grants to Lender a continuing security interest and lien upon all of its property and assets of every type whatsoever, now owned or hereafter acquired, wherever located, including without limitation all of the following categories of property and interests in property, as defined under the UCC presently in effect in the Commonwealth of Massachusetts or as hereafter amended: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letters of credit (whether or not the letter of credit is evidenced by a writing), banker's acceptances and similar instruments and including all letter-of-credit rights, commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all products and proceeds of any of the foregoing (collectively, the "Collateral"). For all purposes under the Financing Agreements, each of the foregoing categories of property shall be deemed to be included in the Collateral and the definition of Collateral is hereby amended to include such categories. No Borrower shall change its state of incorporation without obtaining Lender's prior written consent, such consent to be in Lender's discretion. Borrowers promptly shall notify Lender in writing upon any Borrower acquiring any commercial tort claim(s). Each Borrower irrevocably and unconditionally authorizes Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Lender or its designee as the secured party and Borrowers as debtor, and including any other information with respect to the Borrowers or otherwise required by part 5 of Article 9 of the UCC, together with amendments and continuations with respect thereto, which authorization shall apply to all financing statements naming Lender or its designee as secured party and Borrowers as debtor filed on, prior to or after the date hereof. In no event shall Borrowers file or permit or cause to be filed any correction statement, amendment, or termination statement with respect to any such financing statement. Borrowers shall take or cause to be taken all action required to cause the attachment, perfection and first priority of, and the ability of Lender to enforce the Lender's security interests and liens including, without limitation, obtaining control agreements with respect to deposit accounts, letter-of-credit rights, electronic, chattel paper, instruments and investment property.

      (10) In connection with the execution and delivery of this Amendment, Borrowers shall pay to Lender a fee of $15,000.00, which fee shall be fully earned and non-refundable on the date hereof.


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Ultralife Batteries, Inc.
Ultralife Batteries (UK) Ltd.
As of February 19, 2001
Page 4

      (11) In connection with the execution and delivery of this Amendment, if requested by Lender, the Borrowers shall furnish to the Lender certified copies of all requisite corporate action and proceedings of the Borrowers in connection with this Amendment.

      (12) Each Borrower confirms and agrees that (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements are on the date hereof true and correct in all material respects (except for changes that have occurred as permitted by the covenants in Section 9 of the Loan Agreement), and (b) it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that Borrowers have no defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

      (13) Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation and preparation of this Amendment and any other documents and agreements prepared in connection with this Amendment. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for the amendments explicitly set forth herein. The undersigned further confirm that after giving effect to this Amendment, no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. Except as explicitly provided herein, the execution and delivery of this Amendment by Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                  [Remainder of Page Left Intentionally Blank]


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Ultralife Batteries, Inc.
Ultralife Batteries (UK) Ltd.
As of February 19, 2001
Page 5

      If you accept and agree to the foregoing please sign and return the enclosed copy of this letter. Thank you.

                                   Very truly yours,

                                   CONGRESS FINANCIAL CORPORATION
                                   (NEW ENGLAND)

                                   By:  /s/ Melissa A. Post
                                        -------------------------------------
                                        Name: Melissa A. Post
                                        Title: Assistant Vice President

                                   AGREED:

                                   ULTRALIFE BATTERIES, INC.

                                   By:  /s/ Robert W. Fishback
                                        -------------------------------------
                                        Name:  Robert W. Fishback
                                               ------------------------------
                                        Title: VP - Finance & CFO
                                               ------------------------------

                                   ULTRALIFE BATTERIES (UK) Ltd.

                                   By:  /s/ William A. Schmitz
                                        -------------------------------------
                                        Name:  William A. Schmitz
                                               ------------------------------
                                        Title: C.O.O.
                                               ------------------------------